================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


         Date of Report (Date of Earliest Event Reported): May 13, 2003


                               KASPER A.S.L., LTD.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           0-24179                                       22-3497645
  ------------------------                 ------------------------------------
  (Commission File Number)                 (I.R.S. Employer Identification No.)


            77 METRO WAY
            SECAUCUS, N.J.                                        07094
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (201) 864-0328
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (c)  Exhibits.

                99.1         Press release of Kasper A.S.L., Ltd. dated
                             May 13, 2003.


Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).
           -----------------------------------------------------------------

           The following disclosure is being furnished pursuant to Item 12 of this Form 8-K.

           The information set forth in the press release issued by Kasper A.S.L., Ltd. announcing financial results for the quarter ended March 29, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      KASPER A.S.L., LTD.

                                      By: /s/ Joseph B. Parsons
                                          -------------------------------------
                                          Name: Joseph B. Parsons
                                          Title: Executive Vice President,
                                                 Chief Financial Officer
Date: May 14, 2003

                                  EXHIBIT INDEX

Item No.
--------

  99.1                Press release of Kasper A.S.L., Ltd. dated May 13, 2003.